UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2015

HUNTINGTON INGALLS INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-34910	90-0607005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue, Newport News, Virginia	23607
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (757) 380-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 2, 2015, Huntington Ingalls Industries, Inc. (the “Company”) announced the proposed issuance of $600 million aggregate principal amount of senior notes (the “New Notes”) to qualified institutional buyers and outside the United States to non-U.S. persons pursuant to Rule 144A and Regulation S, respectively, under the Securities Act of 1933, as amended (the “Securities Act”). The Company is filing as Exhibit 99.1 hereto the press release dated November 2, 2015 issued pursuant to Rule 135c under the Securities Act.

In connection with the offering of the New Notes, the Company provided potential investors with a Preliminary Offering Memorandum, dated November 2, 2015. The Preliminary Offering Memorandum contains certain non-GAAP financial metrics and describes certain risks relating to the New Notes and other information not previously disclosed by the Company. Certain of this information is included in Exhibit 99.2 attached hereto and is incorporated by reference into this Item 7.01. Because not all of the information contained in the Preliminary Offering Memorandum is included therein, certain cross references and defined terms may not appear in Exhibit 99.2.

In addition to the offering of New Notes, on November 2, 2015, the Company announced the commencement of a tender offer for all of its outstanding 7.125% Senior Notes due 2021 (the “2021 Notes”) and a related consent solicitation to amend or modify the terms of the indenture under which the 2021 Notes were issued. A press release regarding the tender offer and consent solicitation is attached hereto as Exhibit 99.3.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the New Notes, and there shall not be any offer to sell, solicitation of an offer to buy or sale of the New Notes in any jurisdiction in which such offering, solicitation or sale would be unlawful. The New Notes will not be and have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. In addition, this Current Report on Form 8-K does not constitute an offer to purchase or the solicitation of an offer to sell the 2021 Notes in the tender offer, and there shall not be any offer to purchase, solicitation of an offer to sell, or purchase of the 2021 Notes in any jurisdiction in which such offer, solicitation or purchase would be unlawful.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3 attached hereto, is being furnished pursuant to Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On November 2, 2015, the Company issued two press releases, one announcing the proposed offering and one announcing commencement of the tender offer and consent solicitation. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.3, respectively, and are incorporated herein by reference.

Cautionary Statement on Forward Looking Statements

Statements in this Current Report on Form 8-K, other than statements of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: the failure to complete the sale of the New Notes; the failure to consummate the tender offer and consent solicitation; changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to obtain new contracts, estimate our future contract costs and perform our contracts effectively; changes in government regulations and procurement processes and our ability to comply with such requirements; our ability to realize the expected benefits from consolidation of our Ingalls facilities; natural disasters; adverse economic conditions in the United States and globally; risks related to our indebtedness and leverage; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligations to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated November 2, 2015

99.2	Supplemental Regulation FD Disclosure

99.3	Press release dated November 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

By:	/s/ Charles R. Monroe, Jr.
	Name:	Charles R. Monroe, Jr.
	Title:	Corporate Vice President, Associate General Counsel and Secretary

Date: November 2, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated November 2, 2015

99.2	Supplemental Regulation FD Disclosure

99.3	Press release dated November 2, 2015

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